UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

CAPSTONE TURBINE CORPORATION
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

CAPSTONE TURBINE CORPORATION

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting
to Be Held on Friday, August 26, 2011 at 9:00 A.M. Pacific Time

The Proxy Statement, Annual Report and other proxy materials are available at:
http://www.proxyvoting.com/cpst

This communication is not a form for voting and presents only an overview of the more complete proxy materials, which contain important information and are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

CAPSTONE TURBINE CORPORATION	If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before August 16, 2011 to facilitate timely delivery.

TO REQUEST PAPER OR EMAIL COPIES OF PROXY MATERIALS:
(please reference your 11-digit control number when requesting materials)
By opting out to receive printed materials, your preference for future proxy mailings will be kept on our file.
Telephone:	1-888-313-0164 (outside of the U.S. and Canada call 201-680-6688).
Email:	shrrelations@bnymellon.com (you must reference your 11-digit control number in your email)
Internet:	http://www.proxyvoting.com/cpst

TO VOTE YOUR SHARES SEE INSTRUCTIONS ON REVERSE SIDE
This is not a proxy card. You cannot use this notice to vote your shares.

Dear Capstone Turbine Corporation Stockholder:
The 2011 Annual Meeting of Stockholders of Capstone Turbine Corporation (the "Company") will be held at the Company's corporate offices located at 21211 Nordhoff Street, Chatsworth, California 91311 on Friday, August 26, 2011, at 9:00 a.m. (Pacific Time).

        Proposals to be considered at the Annual Meeting:

    (1)
    To elect nine members to Capstone's Board of Directors to serve until the next annual meeting or until their successors have been elected and qualified;

    (2)
    To approve the Rights Agreement, dated as of July 7, 2005, with Mellon Investor Services LLC, as amended;

    (3)
    To hold a non-binding advisory vote on executive compensation;

    (4)
    To hold a non-binding advisory vote on the frequency of the vote on executive compensation;

    (5)
    To ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2012; and

    (6)
    To transact any other business that is properly brought before the Annual Meeting or any adjournments or postponements thereof.

The Board of Directors recommends a vote "FOR" the election of the directors listed above,
"FOR" Proposals 2, 3 and 5, and for an annual vote with respect to Proposal 4.

The Board of Directors has fixed the close of business on June 30, 2011 as the record date (the "Record Date") for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof.

CONTROL NUMBER
YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.

Stockholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting. Directions to attend the Annual Meeting where you may vote in person may be obtained by contacting the Company at 818-734-5300.

Meeting Location:

  Capstone Turbine Corporation Corporate Office
  21211 Nordhoff Street
  Chatsworth, California 91311

The following materials are available for you to review online:

  •
  the Company's 2011 Proxy Statement (including all attachments thereto);
  •
  the Company's Annual Report for the year ended March 31, 2011 (which is not deemed to be part of the official proxy soliciting materials); and
  •
  any amendments to the foregoing materials that are required to be furnished to stockholders.

To request a paper copy of the Proxy Materials for the 2011 Annual Meeting and all of the Company's future stockholder meetings:

  (you must reference your 11-digit control number located on the reverse side of this form)

Telephone:	1-888-313-0164 (outside of the U.S. and Canada call 201-680-6688)
Email:	shrrelations@bnymellon.com (you must reference your 11-digit control number in your email)
Internet:	http://www.proxyvoting.com/cpst

The Proxy Materials for Capstone Turbine Corporation are available to review at:

http://www.proxyvoting.com/cpst

Have this notice available when you request a PAPER copy of the Proxy Materials, when you want to view your proxy materials online
OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.

HOW TO VOTE BY INTERNET

We encourage you to review the proxy materials online before voting.

Use the Internet to vote your shares. On the landing page of the above website in the box labeled
"To Vote Your Shares by Internet" click on "Vote Now" to access the electronic proxy card and vote your shares.
Have this notice in hand when you access the website.

You will need to reference the 11-digit control number located on the reverse side.